UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22298

Starboard Investment Trust
 (Exact name of registrant as specified in charter)

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
(Address of principal executive offices)                      (Zip code)

Paracorp Inc.
2140 South Dupont Hwy., Camden, DE 19934
 (Name and address of Agent for Service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: September 30

Date of reporting period: September 30, 2018

Item 1. REPORTS TO STOCKHOLDERS.
Annual Report 2018
As of September 30, 2018

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Sector Rotation Fund (the "Fund").  The Fund's shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund's shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Fund nor the Fund's distributor is a bank.

The Sector Rotation Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 100 E. Six Forks Road, Suite 200, Raleigh, NC, 27609. There is no affiliation between the Sector Rotation Fund, including its principals, and Capital Investment Group, Inc.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Sector Rotation Fund ("Fund") and of the market in general and statements of the Fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at ncfunds.com or by calling Shareholder Services at 800-773-3863.  The prospectus should be read carefully before investing.

For More Information on the Sector Rotation Fund:

See Our Web site @ ncfunds.com
or
Call Our Shareholder Services Group at 800-773-3863.

Fasten Your Seat Belts

As many of our shareholders know, I use my 30 plus years as an Economist to formulate a plan on where I feel the macro-economy is heading.  Most Economists make forecasts 6- 12 months out.  I feel more comfortable in the 3-6 month range. During the most recent 12-month period ending September 30, 2018, Congress passed the Jobs and Tax Cut Act.  That signaled to me that the consumer discretionary, health care, industrial, and technology sectors could be market leaders. So, I proceeded to add/increase the positions of the Sector Rotation Fund (the "Fund") in those areas. I also trimmed some profits while the market was at or near 2018 highs.  As I always like to say, it's a good idea to take some of your profits before somebody else does.  As a result of the combination of making what seems to be the correct call on the macro-economy and trimming some profits, the Fund's performance for the one-year period ending September 30, 2018 was very good.  In fact, NAVFX total return over that time was 19.05% while the S&P 500 was 17.91%[1].  I will monitor very closely the ongoing "trade war" discussions in D.C., the 2018 Mid-term election results, and make the appropriate adjustments when the time is right.

The spring and summer of 2018 brought calm markets, but as we headed into fall, volatility surged. In October the CBOE Volatility Index (VIX), Wall Street's "fear gauge," rose the most it has since February. The markets responded with equal the alarm, the Dow Jones Industrial Average declining 2,000 points. This raised alarms. Are we in for a repeat of the market meltdown seen earlier in 2018? Will 2019 be the year the bear comes back?

First, let's look at the economy. It's in a good position, signaling consistent high growth in 2018 and 2019. Gross domestic product (GDP), a broad measure of the goods and services produced across the economy, expanded at 4.2% in the second quarter, according to the Commerce Department (with the 3rd quarter numbers not available as of the time I write this).

GDP growth was powered by solid gains in a number of areas, including consumer spending. Indeed, consumers' recent spending spree has helped many retailers shake off a slump to post strong sales and earnings this year (and that happened despite wage growth that has barely exceeded the cost of living over the past few years).

But perhaps the measure most visible to the average American is employment. Labor-market slack has continued to decline, and the unemployment rate is near 50-year lows at 3.7%. For perspective, the U.S. unemployment rate averaged 5.8% from 1948 until 2018, reaching a record high of 10.8% in November 1982 and a record low of 2.50% percent in May 1953. So 3.7% is an amazing number, which the current White House administration is happy to take credit for. But I always like to put things in perspective, and here that means looking at what's behind the curtain.

The unemployment rate is no longer a dependable means of assessing the health of the economy. I've written about this before, but to recap, here are a few problems with the unemployment rate.

First, it ignores certain workers (referred to as "marginally attached"). A good portion of these workers are so-called "discouraged" workers—adults who have looked for work, but given up and not done so in the four weeks before the Bureau of Labor Statistics conducted its monthly survey. But there are other kinds of marginally attached workers, too. For example, if you were looking for a job on August 1 but took a break in July to care for a sick spouse, you'd be considered a marginally attached worker in July.

Second, the unemployment rate doesn't consider the quality of jobs that workers have. People are considered employed if they have part-time or temporary jobs, or low-skilled jobs that they took just to put food on the table, even if those jobs barely support them and they are seeking new jobs.

[1] Morningstar

What kind of effect does this have on the unemployment rate? Well, the ShadowStats alternate unemployment rate for September 2018 is a whopping 21.3%. Maybe the truth is somewhere in the middle, but even so, it's worrying.

Also making Americans feel good, the boogeyman in the closet, inflation, retreated again in September, falling to 2.3%. Declines in prices of motor vehicles and energy costs helped the September reading. But gasoline prices were rising as of my writing in October, and tariffs could also have an additional effect, bringing the inflation rate up a little in the next few months and 2019. The U.S. Federal Reserve appears poised to raise rates in December, and most economists assume three additional increases in 2019.

But those sobering facts don't change how Americans feel. And with Americans feeling good about employment and inflation, the Conference Board's consumer confidence index rose in September to its highest level in about 18 years (138.4).

I'm here to tell you that it isn't sustainable. None of it. A reversion is inevitable.

Investors have a hard time believing this. We're in the midst of a historically significant bull market. Since the last bear market ended almost a decade ago, the rise we've seen in stocks is almost unprecedented. It is the second-oldest without at least a 20% drop in the S&P 500 Index. And with the exception of October's drama, many investors' portfolios are performing well. People are making money hand over fist. And who doesn't like strong performance? Why make a change, when things are going so well?

Well… All good things must come to an end, as they say. Bull markets just don't last forever. We will undoubtedly experience a market correction at some point.  The average bull market has lasted 9.1 years, and we've already passed that average. The day of reckoning is coming, and we will position the Fund's portfolio accordingly when we do experience a decline. As hockey great Wayne Gretzky once said, you want to skate to where the puck is going, not where it has been.

Thank you for the trust you have placed in Grimaldi Portfolio Solutions ("GPS"), and we will continue to work hard every day to maintain that trust.

Best Regards,

Mark Anthony Grimaldi
Portfolio Manager, Author

RCSEC1118001

Sector Rotation Fund

Performance Update (Unaudited)

For the period from December 31, 2009 (Commencement of Operations) through September 30, 2018

This graph assumes an initial investment of $10,000 at December 31, 2009 (Commencement of Operations). All dividends and distributions are reinvested.  This graph depicts the performance of the Sector Rotation Fund versus the S&P 500 Total Return Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged.  The comparison is shown for illustrative purposes only.

Average Annual Total Returns
				Gross
As of	One	Five	Since	Expense
September 30, 2018	Year	Year	Inception**	Ratio*
Sector Rotation Fund	19.05%	11.44%	9.65%	2.33%
S&P 500 Total Return Index	17.91%	13.95%	13.95%	N/A

* The gross expense ratio shown is from the Fund's prospectus dated January 28, 2018.
** The Inception Date of the Fund is December 31, 2009.
Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Sector Rotation Fund

Schedule of Investments

As of September 30, 2018
	Shares	Value (Note 1)

EXCHANGE-TRADED FUNDS - 91.17%

Consumer Discretionary - 19.92%
SPDR S&P Retail ETF	30,000	$1,530,600
Vanguard Consumer Discretionary ETF	21,000	3,789,450
		5,320,050
Consumer Staples - 3.67%
Vanguard Consumer Staples ETF	7,000	980,840

Health Care - 15.63%
Invesco Dynamic Pharmaceuticals ETF	15,000	1,102,650
iShares Nasdaq Biotechnology ETF	3,000	365,820
Vanguard Health Care ETF	15,000	2,706,150
		4,174,620
Industrials - 9.21%
Invesco Aerospace & Defense ETF	40,000	2,460,800

Information Technology - 13.39%
Invesco Nasdaq Internet ETF	7,000	942,690
Vanguard Information Technology ETF	13,000	2,633,280
		3,575,970
Large-Cap - 29.35%
ProShares UltraPro S&P 500	10,000	572,700
SPDR S&P 500 ETF Trust	25,000	7,264,250
		7,836,950

Total Exchange-Traded Funds (Cost $17,623,925)		24,349,230

SHORT-TERM INVESTMENT - 8.78%
Fidelity Institutional Money Market Fund - Treasury Portfolio, 1.93% §	2,344,266	2,344,266

Total Short-Term Investment (Cost $2,344,266)		2,344,266

Total Value of Investments (Cost $19,968,191) - 99.95%		$26,693,496

Other Assets Less Liabilities - 0.05%		13,429

NET ASSETS - 100.00%		$26,706,925

§ Represents 7 day effective yield on September 30, 2018.

		(Continued)

Sector Rotation Fund

Schedule of Investments - Continued

As of September 30, 2018

Summary of Investments
(Unaudited)	% of Net
	Assets	Value
Exchange Traded Funds:
Consumer Discretionary	19.92%	$5,320,050
Consumer Staples	3.67%	980,840
Health Care	15.63%	4,174,620
Industrials	9.21%	2,460,800
Information Technology	13.39%	3,575,970
Large-Cap	29.35%	7,836,950
Short-Term Investment	8.78%	2,344,266
Other Assets Less Liabilities	0.05%	13,429
Total	100.00%	$26,706,925

See Notes to Financial Statements

Sector Rotation Fund

Statement of Assets and Liabilities

As of September 30, 2018

Assets:
Investments, at value (cost $19,968,191)	$26,693,496
Receivables:
Fund shares sold	18,205
Dividends and interest	35,856
Prepaid expenses:
Fund accounting fees	2,256
Registration and filing expenses	472

Total assets	26,750,285

Liabilities:
Accrued expenses:
Advisory fees	21,829
Professional fees	14,800
Distribution and service fees (Note 4)	2,442
Custody fees	1,350
Compliance fees	1,000
Administrative fees	888
Shareholder fulfillment expenses	700
Miscellaneous expenses	351

Total liabilities	43,360

Net Assets	$26,706,925

Net Assets Consist of:
Paid in Capital	$18,025,116
Accumulated Distributable Earnings	8,681,809

Total Net Assets	$26,706,925
Shares Outstanding, no par value (unlimited authorized shares)	1,831,226
Net Asset Value, Maximum Offering Price and Redemption Price Per Share	$14.58

See Notes to Financial Statements

Sector Rotation Fund

Statement of Operations

For the Fiscal Year Ended September 30, 2018

Investment Income:
Dividends	$312,173

Total Investment Income	312,173

Expenses:
Advisory fees (Note 2)	248,975
Distribution and service fees (Note 4)	62,244
Fund accounting fees (Note 2)	29,489
Professional fees	27,911
Registration and filing expenses	27,499
Administration fees (Note 2)	24,951
Transfer agent fees (Note 2)	21,003
Compliance fees (Note 2)	11,779
Shareholder fulfillment expenses	10,037
Trustee fees and meeting expenses	8,000
Custody fees (Note 2)	7,857
Miscellaneous expenses (Note 2)	4,200
Insurance fees	2,996
Security pricing fees	2,175

Total Expenses	489,116

Net Investment Loss	(176,943)

Realized and Unrealized Gain on Investments:

Net realized gain from investment transactions	2,240,705

Net change in unrealized appreciation on investments	2,250,797

Net Realized and Unrealized Gain on Investments	4,491,502

Net Increase in Net Assets Resulting from Operations	$4,314,559

See Notes to Financial Statements

Sector Rotation Fund

Statements of Changes in Net Assets

For the fiscal years ended September 30,	2018	2017

Operations:
Net investment loss	$(176,943)	$(78,891)
Net realized gain from investment transactions	2,240,705	1,539,122
Net change in unrealized appreciation on investments	2,250,797	1,709,656

Net Increase in Net Assets Resulting from Operations	4,314,559	3,169,887

Distributions to Shareholders:
Net investment income and net realized gain	(1,383,180)	(636,326)	(a)

Decrease in Net Assets Resulting from Distributions	(1,383,180)	(636,326)

Beneficial Interest Transactions:
Shares sold	3,009,118	2,082,224
Reinvested dividends and distributions	1,371,359	632,572
Shares repurchased	(4,402,811)	(3,714,116)

Decrease from Beneficial Interest Transactions	(22,334)	(999,320)

Net Increase in Net Assets	2,909,045	1,534,241

Net Assets:
Beginning of year	23,797,880	22,263,639
End of year	$26,706,925	$23,797,880

Share Information:
Shares sold	220,263	172,712
Reinvested distributions	105,174	54,816
Shares repurchased	(326,045)	(313,878)
Decrease in Shares of Beneficial Interest	(608)	(86,350)

(a) Amount shown represents realized gain distributions.

See Notes to Financial Statements

Sector Rotation Fund

Financial Highlights

For a share outstanding during the fiscal
years ended September 30,	2018	2017	2016	2015		2014

Net Asset Value, Beginning of Year	$12.99	$11.61	$11.13	$13.06		$11.61

Income (Loss) from Investment Operations
Net investment income (loss)	(0.10)	(0.04)	0.05	(0.02)		0.09
Net realized and unrealized gain on
investments	2.48	1.76	0.79	0.25		1.58

Total from Investment Operations	2.38	1.72	0.84	0.23		1.67

Less Distributions to Shareholders:
From net investment income	(0.01)	-	0.00	(0.08)		(0.04)
From net realized gain	(0.78)	(0.34)	(0.36)	(2.08)		(0.18)

Total Distributions	(0.79)	(0.34)	(0.36)	(2.16)		(0.22)

Net Asset Value, End of Year	$14.58	$12.99	$11.61	$11.13		$13.06

Total Return	19.05%	15.17%	7.55%	1.85%	(a)	14.50%	(a)

Net Assets, End of Year (in thousands)	$26,707	$23,798	$22,264	$22,209		$22,244

Ratios of:
Gross Expenses to Average Net Assets (b)	1.96%	1.90%	1.77%	1.78%		1.81%
Net Expenses to Average Net Assets (b)	1.96%	1.89%	1.77%	1.78%		1.81%
Net Investment Income (Loss) to Average
Net Assets (b)(c)	(0.71)%	(0.35)%	0.41%	(0.08)%		0.67%

Portfolio turnover rate	219.74%	333.48%	345.74%	237.04%		218.41%

(a)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See Notes to Financial Statements

Sector Rotation Fund

Notes to Financial Statements

As of September 30, 2018

1.  Organization and Significant Accounting Policies

The Sector Rotation Fund ("Fund") is a series of the Starboard Investment Trust ("Trust").  The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company.  The Fund is a separate, non-diversified series of the Trust.

The Fund commenced operations on December 31, 2009 as a series of the World Funds Trust ("WFT").  Shareholders approved the reorganization of the Fund as a series of the Trust at a special meeting on June 22, 2011.  The reorganization occurred on June 27, 2011.  Effective November 29, 2010, the Fund changed its name from the Navigator Fund to the Sector Rotation Fund.

The investment objective of the Fund is to achieve capital appreciation.  The Fund utilizes a sector rotation strategy which evaluates the relative strength and momentum of different sectors of the economy in order to identify short-term investment opportunities.  Under normal circumstances, the Fund invests in exchange-traded funds ("ETFs").  An ETF is an open-end investment company that holds a portfolio of investments designed to track a particular market segment or underlying index.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").  The Fund follows the accounting and reporting guidance in the Financial Accounting Standards Board ("FASB") Accounting Standards Codification 946 "Financial Services – Investment Companies," and Financial Accounting Standards Update ("ASU") 2013-08.

Investment Valuation
The Fund's investments in securities are carried at fair value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price.   Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the security is principally traded closes early or if trading of the particular security is halted during the day and does not resume prior to the Fund's net asset value calculation) or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  A security's "fair value" price may differ from the price next available for that security using the Fund's normal pricing procedures.

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: quoted prices in active markets for identical securities
Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
Level 3: significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

(Continued)

Sector Rotation Fund

Notes to Financial Statements

As of September 30, 2018

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs as of September 30, 2018 for the Fund's assets measured at fair value:

Sector Rotation Fund
Investments in Securities (a)	Total	Level 1	Level 2	Level 3
Assets
Exchange-Traded Funds*	$24,349,230	$24,349,230	$-	$-
Short-Term Investment	2,344,266	2,344,266	-	-
Total	$26,693,496	$26,693,496	$-	$-

(a)
The Fund had no significant transfers into or out of Level 1, 2, or 3 during the year ended September 30, 2018.  The Fund did not hold any Level 3 securities during the year.  The Fund recognizes transfers at the end of the reporting period.

*Refer to Schedule of Investments for breakdown by Industry.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums using the effective interest method.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Fund is responsible for all expenses incurred specifically on its behalf as well as a portion of Trust level expenses, which are allocated according to methods reviewed annually by the Trustees.

Distributions
The Fund may declare and distribute dividends from net investment income (if any) annually.  Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Transactions with Related Parties and Service Providers

Advisor
The Fund pays a monthly fee to Grimaldi Portfolio Solutions, Inc. (the "Advisor") calculated at the annual rate of 1.00% of the Fund's average daily net assets.

(Continued)

Sector Rotation Fund

Notes to Financial Statements

As of September 30, 2018

The Advisor has entered into a contractual agreement (the "Expense Limitation Agreement") with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund's total operating expenses (exclusive of those expenses and other expenditures which are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, other extraordinary expenses not incurred in the ordinary course of the Fund's business, expenses related to proxy filings for the shareholder meetings of the Fund, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940) to not more than 1.89% of the average daily net assets of the Fund.  The current term of the Expense Limitation Agreement remains in effect until January 31, 2019.  While there can be no assurance that the Expense Limitation Agreement will continue after that date, it is expected to continue from year-to-year thereafter.  The Advisor cannot recoup any amounts previously waived or reimbursed.
For the fiscal year ended September 30, 2018, $248,975 in advisory fees were incurred, and no fees were waived or reimbursed by the Advisor.

Administrator
The Fund pays a monthly fee to The Nottingham Company (the "Administrator") based upon the average daily net assets of the Fund and calculated at the annual rates shown in the schedule below subject to a minimum of $2,000 per month.  The Administrator also receives a fee as to procure and pay the Fund's custodian, as additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses. The Administrator also receives a miscellaneous compensation fee for peer group, comparative analysis, and compliance support totaling $350 per month. As of September 30, 2018, the Administrator received $4,200 in miscellaneous expenses.

A breakdown of the fees is provided in the following table:

Administration Fees*		Custody Fees*		Fund Accounting Fees (minimum monthly)	Fund Accounting Fees (asset- based fee)	Blue Sky Administration Fees (annual)
Average Net Assets	Annual Rate	Average Net Assets	Annual Rate
First $250 million	0.100%	First $200 million	0.020%	$2,250	0.01%	$150 per state
Next $250 million	0.080%	Over $200 million	0.009%
Next $250 million	0.060%
Next $250 million	0.050%	*Minimum monthly fees of $2,000 and $417 for Administration and Custody, respectively.
Next $1 billion	0.040%
Over $2 billion	0.035%

The Fund incurred $24,951 in administration fees, $7,857 in custody fees, and $29,489 in fund accounting fees for the fiscal year ended September 30, 2018.

Compliance Services
Cipperman Compliance Services, LLC provides services as the Trust's Chief Compliance Officer.  Cipperman Compliance Services, LLC is entitled to receive customary fees from the Fund for their services pursuant to the Compliance Services Agreement with the Fund.

Transfer Agent
Nottingham Shareholder Services, LLC ("Transfer Agent") serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Fund pursuant to the Transfer Agent's fee arrangements with the Fund.  The Fund incurred $21,003 in transfer agent fees during the fiscal year ended September 30, 2018.

(Continued)

Sector Rotation Fund

Notes to Financial Statements

As of September 30, 2018

Distributor
Capital Investment Group, Inc. (the "Distributor") serves as the Fund's principal underwriter and distributor.  The Distributor receives $5,000 per year paid in monthly installments for services provided and expenses assumed.  This expense is included in the shareholder fulfillment expenses on the Statement of Operations.

3.   Trustees and Officers

The Board of Trustees is responsible for the management and supervision of the Fund.  The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Advisor and the Fund; and oversee activities of the Fund.  Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust.  Trustees who are not "interested persons" of the Trust or the Advisor within the meaning of the 1940 Act (the "Independent Trustees") receive $2,000 each year from each Fund. The Trust will reimburse each Trustee and officer of the Trust for his or her travel and other expenses relating to attendance of Board meetings.  Additional fees may also be incurred during the year as special meetings are necessary in addition to the regularly scheduled meetings of the Board of Trustees.

Certain officers of the Trust may also be officers of the Administrator.

4.   Purchases and Sales of Investment Securities

For the fiscal year ended September 30, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$51,898,446	$54,238,299

There were no long-term purchases or sales of U.S Government Obligations during the fiscal year ended September 30, 2018.

5.   Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

Management reviewed the Fund's tax positions taken or to be taken on federal income tax returns for the open tax years of September 30, 2015 through September 30, 2018, and determined that the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.

For the fiscal year ended September 30, 2018, the following reclassifications were made:

Undistributed Net Investment Loss	$ 80,146
Accumulated Realized Gains	(80,146)

(Continued)

Sector Rotation Fund

Notes to Financial Statements

As of September 30, 2018

Distributions during the fiscal years ended were characterized for tax purposes as follows:

	September 30, 2018	September 30, 2017
Net Investment Income	$ 610,381	$ -
Long-Term Capital Gain	$ 772,799	$ 636,326

At September 30, 2018, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$20,028,714

Unrealized Appreciation	$6,725,305
Unrealized Depreciation	(60,523)
Net Unrealized Appreciation	6,664,782

Undistributed Net Investment Income	745,369
Undistributed Long-Term Gains	1,395,172
Other Temporary Differences	(123,514)

Distributable Earnings	$8,681,809

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales.  The difference between book-basis and tax-basis undistributed net investment income and undistributed net realized gain on investments is attributable to the tax deferral of losses from wash sales and late-year ordinary losses and the tax treatment of short-term gains.

The Fund elects to defer to the year ending September 30, 2019, ordinary losses recognized during the period from January 1, 2018 through September 30, 2018 in the amount of $123,514.

6.   Underlying Investment in Other Investment Company

The Fund currently invests a portion of its assets in the SPDR S&P 500 ETF Trust (the "ETF").  The Fund may redeem its investment from the ETF at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.  The performance of the Fund may be directly affected by the performance of the ETF.  The financial statements of the ETF, including the portfolio of investments, can be found at the ETF's website, www.spdrs.com, or the Securities and Exchange Commission's website, www.sec.gov, and should be read in conjunction with the Fund's financial statements.  As of September 30, 2018, 27.20% of the Fund's net assets were invested in the ETF.

7.  New Accounting Pronouncement

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework–Changes to the Disclosure Requirements for Fair Value Measurement.  The amendments eliminate certain disclosure requirements for fair value measurements for all entities, requires public entities to disclose certain new information and modifies some disclosure requirements. The new guidance is effective for all entities for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. An entity is permitted to early adopt either the entire standard.  The changes have been applied to the Fund's financial statements for the fiscal year ended September 30, 2018.

(Continued)

Sector Rotation Fund

Notes to Financial Statements

As of September 30, 2018

8.   Commitments and Contingencies

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

9.   Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Starboard Investment Trust
and the Shareholders of the Sector Rotation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Sector Rotation Fund, a series of shares of beneficial interest in Starboard Investment Trust (the "Fund"), including the schedule of investments, as of September 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management.  Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of those financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Starboard Investment Trust since 2012.

Philadelphia, Pennsylvania
November 29, 2018

Sector Rotation Fund

Additional Information
(Unaudited)

1.	Proxy Voting Policies and Voting Record

A copy of the Advisor's Disclosure Policy is included as Appendix B to the Fund's Statement of Additional Information and is available, without charge, upon request, by calling 800-773-3863, and on the website of the Securities and Exchange Commission ("SEC") at sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC's website at sec.gov.

2.	Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Form N-Q is available on the SEC's website at sec.gov.  You may review and make copies at the SEC's Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 800-SEC-0330. You may also obtain copies without charge, upon request, by calling the Fund at 800-773-3863.

3.	Tax Information

We are required to advise you within 60 days of the Fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during each fiscal year.  The following information is provided for the Fund's fiscal year ended September 30, 2018.

During the fiscal year, $610,381 in income distributions were paid from the Fund and $772,799 in long-term capital gain distributions were paid from the Fund.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

4.	Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2018 through September 30, 2018.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

(Continued)

Sector Rotation Fund

Additional Information
(Unaudited)

Sector Rotation Fund	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$1,107.90	$10.36
	$1,000.00	$1,015.24	$ 9.90
*Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio of 1.96%,    multiplied by 183/365 (to reflect the one-half year period).

5.	Approval of Advisory Agreement

In connection with the regular Board meeting held on March 8, 2018, the Board, including a majority of the Independent Trustees, discussed the approval of a management agreement between the Trust and the Advisor, with respect to the Fund (the "Investment Advisory Agreement").

The Trustees were assisted by legal counsel throughout the review process.  The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Investment Advisory Agreement and the weight to be given to each factor considered.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Investment Advisory Agreement.  In connection with their deliberations regarding approval of the Investment Advisory Agreement, the Trustees reviewed materials prepared by the Advisor.
(i)
Nature, Extent, and Quality of Services.  The Trustees considered the responsibilities of the Advisor under the Investment Advisory Agreement. The Trustees reviewed the services being provided by the Advisor to the Fund including, without limitation, the quality of its investment advisory services since the Fund's inception (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the Fund's investment objectives, policies and limitations; its coordination of services for the Fund among the Sector Rotation Fund's service providers; and its efforts to promote the Fund, grow the Fund's assets, and assist in the distribution of the Fund shares.  The Trustees evaluated the Advisor's staffing, personnel, and methods of operating; the education and experience of the Advisor's personnel; the Advisor's compliance program; and the financial condition of the Advisor.

The Trustees reviewed the financial statements for the Advisor and discussed the financial stability and profitability of the firm.  The Trustees noted that the Advisor waives a portion of its investment advisory fee or reimburses the Fund in order to help limit the Fund's annual operating expenses. The Trustees also considered potential benefits for the Advisor in managing the Fund, including promotion of the Advisor's name.

After reviewing the foregoing information and further information in the memorandum from the Advisor (e.g., descriptions of the Advisor's business, the Advisor's compliance program, and the Advisor's Form ADV), the Board concluded that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.

(ii)
Performance.  The Trustees compared the performance of the Fund with the performance of its comparable funds with similar strategies managed by other investment advisers, and applicable peer group data (e.g., Morningstar peer group average).  The Trustees noted that the Fund outperformed its peer group and category for all time periods shown. The Trustees also considered the consistency of the Advisor's management of the Fund with its investment objective, policies and limitations. After reviewing the short-term investment performance of the Fund, the Advisor's experience managing the Fund, the Advisor's historical investment performance, and other factors, the Board concluded that the investment performance of the Fund and the Advisor was satisfactory.

(Continued)

Sector Rotation Fund

Additional Information
(Unaudited)

(iii)
Fees and Expenses.  The Trustees first noted that the management fee for the Fund under the Investment Advisory Agreement was 1.00% of average daily net assets. The Trustees then compared the advisory fee and expense ratio of the Fund to other comparable funds. The Trustees noted that the management fee was equal to the peer group average, but that the expense ratio was higher than the peer group average. The Trustees noted that the Fund was smaller than other funds in its peer group.

Following this comparison, and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Advisor by the Fund were not unreasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm's length.

(iv)
Profitability. The Board reviewed the Advisor's profitability analysis in connection with its management of the Fund.  The Board noted that the Advisor did realize a profit for the twelve months ended December 31, 2017. The Board considered the quality of the Advisor's service to the Fund, and after further discussion, concluded that the Advisor's level of profitability was not excessive.

(v)
Economies of Scale. In this regard, the Trustees reviewed the Fund's operational history and noted that the size of the Fund had not provided an opportunity to realize economies of scale. The Trustees then reviewed the Fund's fee arrangements for breakpoints or other provisions that would allow the Fund's shareholders to benefit from economies of scale in the future as the Fund grows. The Trustees determined that the maximum management fee would stay the same regardless of the Fund's asset levels.  The Trustees noted that the Fund was a relatively small size and economies of scale were unlikely to be achievable in the near future. It was pointed out that breakpoints in the advisory fee could be reconsidered in the future as the Fund grows.

The Trustees noted that the Advisor waives a portion of its investment advisory fee or reimburses the Fund in order to help limit the Fund's annual operating expenses. The Trustees determined that these arrangements provided potential savings for the benefit of the Fund's investors.

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Independent Trustees, approved the Investment Advisory Agreement for the Fund.

6.	Information about Trustees and Officers

The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Fund is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 800-773-3863.  The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Independent Trustees each received aggregate compensation of $2,000 during the fiscal year ended September 30, 2018 from the Fund for their services to the Fund and Trust.

(Continued)

Sector Rotation Fund

Additional Information
(Unaudited)

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
James H. Speed, Jr. Date of Birth: 06/1953	Independent Trustee, Chairman	Trustee since 7/09, Chair since 5/12	Previously President and CEO of NC Mutual Insurance Company (insurance company) from 2003 to 2015.	16
Independent Trustee of the Brown Capital Management Mutual Funds for its four series, Hillman Capital Management Investment Trust for its one series, Centaur Mutual Funds Trust for its one series, Chesapeake Investment Trust for its one series and WST Investment Trust for its two series (all registered investment companies). Member of Board of Directors of M&F Bancorp. Member of Board of Directors of Investors Title Company. Previously, Board of Directors of NC Mutual Life Insurance Company.

Theo H. Pitt, Jr. Date of Birth: 04/1936	Independent Trustee	Since 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999; Partner, Pikar Properties (real estate) since 2001.	16
Independent Trustee of World Funds Trust for its twenty-eight series, Chesapeake Investment Trust for its one series, DGHM Investment Trust for its one series, Leeward Investment Trust for its two series and Hillman Capital Management Investment Trust for its one series (all registered investment companies).

Michael G. Mosley Date of Birth: 01/1953	Independent Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004.	16	None.
J. Buckley Strandberg Date of Birth: 03/1960	Independent Trustee	Since 7/09	President of Standard Insurance and Realty since 1982.	16	None.
Other Officers
Katherine M. Honey Date of Birth: 09/1973	President and Principal Executive Officer	Since 05/15	EVP of The Nottingham Company since 2008.	n/a	n/a
Ashley E. Harris Date of Birth: 03/1984	Treasurer, Assistant Secretary and Principal Financial Officer	Since 05/15	Fund Accounting Manager and Financial Reporting, The Nottingham Company since 2008.	n/a	n/a
Robert G. Schaaf Date of Birth: 09/1988	Secretary	Since 09/18	General Counsel of The Nottingham Company since 2018; Daughtry, Woodard, Lawrence & Starling (08/2015 – 01/2018); JD/MBA Candidate, Wake Forest University (07/2011 – 05/2015).	n/a	n/a

(Continued)

Sector Rotation Fund

Additional Information
(Unaudited)

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Stacey Gillespie Date of Birth: 05/1974	Chief Compliance Officer	Since 03/16
Compliance Director, Cipperman Compliance Services, LLC (09/15-present). Formerly, Chief Compliance Officer of Boenning & Scattergood, Inc. (2013-2015) and Director of Investment Compliance at Boenning & Scattergood, Inc. (2007-2013).
				n/a	n/a

Sector Rotation Fund
is a series of
The Starboard Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

Nottingham Shareholder Services	Grimaldi Portfolio Solutions, Inc.
116 South Franklin Street	Executive Park
Post Office Drawer 4365	1207 Route 9, Suite 10
Rocky Mount, North Carolina 27803	Wappingers Falls, New York 12590

Telephone:	Telephone:

800-773-3863	800-773-3863

World Wide Web @:	World Wide Web @:

ncfunds.com	ncfunds.com

Item 2 - CODE OF ETHICS.
(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its Principal Executive Officer(s), Principal Financial Officer(s), and Principal Accounting Officer(s), or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	There have been no substantive amendments during the period covered by this report.
(c)	The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver.
(d)(1)	A copy of the code of ethics that applies to the registrant's Principal Executive Officers and Principal Financial Officers is filed pursuant to Item 12.(a)(1) below.

Item 3 - AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant's Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.
As of the date of this report, September 30, 2018, the registrant's audit committee financial expert is Mr. James H. Speed, Jr. Mr. Speed is "independent" for purposes of Item 3 of Form N-CSR.

 Item 4 - PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)
Audit Fees – Audit fees billed for the registrant for the fiscal years ended September 30, 2017 and September 30, 2018 are reflected in the table below.  These amounts represent aggregate fees billed by the registrant's independent accountant, BBD, LLP ("Accountant"), in connection with the annual audits of the registrant's financial statements and for services normally provided by the Accountant in connection with the registrant's statutory and regulatory filings for those fiscal years.

Fund	2017	2018
The Sector Rotation Fund	$11,800	$11,800

(b)
Audit-Related Fees – There were no additional fees billed in the fiscal years ended September 30, 2017 and September 30, 2018 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant's financial statements that were not reported under paragraph (a) of this Item.

(c)
Tax Fees – The tax fees billed in each of the fiscal years ended September 30, 2017 and September 30, 2018 for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below.  These services were for the completion of each fund's federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2017	2018
The Sector Rotation Fund	$2,000	$2,000

(d)	All Other Fees – There were no other fees paid to the Accountant which were not disclosed in Items (a) through (c) above during the last two fiscal years.

(e)(1)
The registrant's Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose.  The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)
Aggregate non-audit fees billed by the Accountant to the registrant for services rendered for the fiscal years ended September 30, 2015 and September 30, 2016 were $2,000 and $2,000, respectively.  There were no fees billed by the Accountant for non-audit services rendered to the registrant's investment adviser, or any other entity controlling, controlled by, or under common control with the registrant's investment adviser.

(h)	Not applicable.

Item 5 - AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

 Item 6 - SCHEDULE OF INVESTMENTS.
A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 - DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

 Item 8 - PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

 Item 9 - PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

 Item 10 - SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None.

 Item 11 - CONTROLS AND PROCEDURES.
(a)
The Principal Executive Officer/Principal Financial Officer has concluded that the registrant's disclosure controls and procedures are effective based on his evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)
If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1)	Gross income from securities lending activities;
(2)
All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) ("revenue split"); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

(3)	The aggregate fees/compensation disclosed pursuant to paragraph (2); and
(4)	Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

Item 13 - EXHIBITS.

(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 12.(a)(1).

(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).

(a)(3)	Not applicable.

(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Starboard Investment Trust

/s/ Katherine M. Honey
Date: December 10, 2018	Katherine M. Honey President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Katherine M. Honey
Date: December 10, 2018	Katherine M. Honey President and Principal Executive Officer

/s/ Ashley E. Harris
Date: December 10, 2018	Ashley E. Harris Treasurer and Principal Financial Officer